Exhibit 99
                       MBNA CORPORATION AND SUBSIDIARIES
                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                             For the Three Months        For the Nine Months
                              Ended September 30,        Ended September 30,
                               1998         1997          1998         1997
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                                               (unaudited)
INCOME STATEMENT DATA FOR THE PERIOD:

Net interest income....... $   198,429  $   173,449   $   540,885  $   538,972
Provision for possible
 credit losses............      78,569       60,403       245,709      206,171
Other operating income....     831,211      692,039     2,295,917    2,029,493
Other operating expense...     601,163      523,542     1,721,986    1,648,721
  Net income..............     216,593      171,826       537,977      434,201

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PER COMMON SHARE DATA FOR THE PERIOD(a):

Earnings.................. $       .28  $       .22   $       .70  $       .56
Earnings-assuming
 dilution.................         .27          .21           .67          .53
Dividends.................         .06          .05           .18          .16
Book value................        2.70         2.20

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RATIOS:

Return on average total
 assets...................        3.66%        3.48%         3.23%        3.12%
Return on average
 stockholders' equity.....       39.77        38.27         35.26        33.84
Average receivables to
 average deposits.........       90.69        86.39         87.36        92.53
Stockholders' equity to
 total assets.............        9.42         9.21

Loan Portfolio:
  Net credit losses.......        2.42         2.02          2.53         2.16

Managed Loans(b):
  Delinquency.............        4.69         4.44
  Net credit losses.......        4.42         4.07          4.34         3.93
  Net interest margin(c)..        7.55         7.47          7.46         7.47

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                       MBNA CORPORATION AND SUBSIDIARIES
                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                             For the Three Months        For the Nine Months
                              Ended September 30,        Ended September 30,
                               1998         1997          1998         1997
------------------------------------------------------------------------------
                                               (unaudited)
MANAGED LOAN DATA(b):

At Period End:
  Loans held for
   securitization......... $ 2,571,323  $ 2,168,388
  Loan portfolio..........  10,012,324    7,817,353
  Securitized loans.......  43,703,887   36,230,744
                           -----------  -----------
    Total managed loans... $56,287,534  $46,216,485
                           ===========  ===========

Average:
  Loans held for
   securitization......... $ 2,768,037  $ 3,074,863   $ 2,810,644  $ 3,262,886
  Loan portfolio..........   9,921,478    7,491,180     8,923,457    7,283,236
  Securitized loans.......  41,375,203   33,910,575    39,672,626   31,276,734
                           -----------  -----------   -----------  -----------
    Total managed loans... $54,064,718  $44,476,618   $51,406,727  $41,822,856
                           ===========  ===========   ===========  ===========
For the Period:
  Sales and cash advance
   volume................. $21,953,559  $17,319,150   $59,691,259  $47,423,098

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BALANCE SHEET DATA AT PERIOD END:

Investment securities and
 money market instruments. $ 4,565,455  $ 4,010,747
Loans held for
 securitization...........   2,571,323    2,168,388

Credit card loans.........   7,413,371    5,656,280
Other consumer loans......   2,598,953    2,161,073
                           -----------  -----------
  Total loans.............  10,012,324    7,817,353
Reserve for possible
 credit losses............    (206,202)    (160,898)
                           -----------  -----------
  Net loans...............   9,806,122    7,656,455

Total assets..............  23,815,025   20,261,409
Total deposits............  14,125,314   12,487,397
Stockholders' equity......   2,242,502    1,866,508
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                       MBNA CORPORATION AND SUBSIDIARIES
                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                             For the Three Months        For the Nine Months
                              Ended September 30,        Ended September 30,
                               1998         1997          1998         1997
------------------------------------------------------------------------------
                                               (unaudited)
AVERAGE BALANCE SHEET DATA:

Investment securities and
 money market instruments. $ 4,535,542  $ 3,872,874   $ 4,642,489  $ 3,663,565
Loans held for
 securitization...........   2,768,037    3,074,863     2,810,644    3,262,886

Credit card loans.........   7,096,284    5,226,340     6,442,452    5,215,837
Other consumer loans......   2,825,194    2,264,840     2,481,005    2,067,399
                           -----------  -----------   -----------  -----------
  Total loans.............   9,921,478    7,491,180     8,923,457    7,283,236
Reserve for possible
 credit losses...........     (197,943)    (157,762)     (184,063)    (136,628)
                           -----------  -----------   -----------  -----------
  Net loans...............   9,723,535    7,333,418     8,739,394    7,146,608

Total assets..............  23,475,319   19,606,532    22,294,470   18,631,468
Total deposits............  13,992,638   12,231,227    13,431,922   11,397,561
Stockholders' equity......   2,160,643    1,781,365     2,039,879    1,715,312
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Weighted average common
 shares outstanding
 (000)(a).................     751,806      751,813       751,828      751,828
Weighted average common
 shares outstanding and
 common stock equivalents
 (000)(a).................     787,685      792,465       790,100      789,274
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NOTES:
(a) Per common share data and weighted average common shares outstanding and common stock equivalents have been restated to reflect the three-for-two split of the Corporation's Common Stock, effected in the form of a dividend, issued October 1, 1998, to stockholders of record as of September 15, 1998. For comparative purposes, per common share data and weighted average common shares outstanding and common stock equivalents reflect the adoption of Statement of Financial Accounting Standards No. 128, "Earnings per Share" (Statement No. 128). The Corporation adopted Statement No. 128 effective for financial statements issued for periods ending after December 15, 1997. In accordance with Statement No. 128, earnings per common share is computed using net income applicable to common stock and weighted average common shares outstanding, whereas, earnings per common share-assuming dilution includes the potential dilutive effect of common stock equivalents which are solely related to employee stock options. The Corporation has no other common stock equivalents.
(b) Managed loans include the Corporation's loans held for securitization, loan portfolio, and securitized loans.
(c) Managed net interest margin is presented on a fully taxable equivalent basis.